UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

NOVEMBER 9, 2023

_______________________________

EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K of Empire Petroleum Corporation (the “Company”) filed on September 25, 2023, on September 19, 2023, each of Phil Mulacek, an individual, and Energy Evolution Master Fund, Ltd., a Cayman Islands exempted company (collectively, the “Investors”), made a bridge loan to Empire North Dakota LLC, a Delaware limited liability company (“Empire North Dakota”) and a wholly owned subsidiary of the Company, in the amount of $5.0 million (collectively, the “Bridge Loans”).

As previously reported on the Current Report on Form 8-K of the Company filed on November 1, 2023, on October 31, 2023, the Investors entered into an amendment to the Bridge Loans with Empire North Dakota for the sole purpose of extending the maturity date of the Bridge Loans from October 31, 2023 to November 9, 2023.

On November 9, 2023, the Investors amended and restated the Bridge Loans with Empire North Dakota (collectively, the “Amended and Restated Bridge Loans”) for the purpose of, among other things: (a) extending the maturity date of the Bridge Loans from November 9, 2023 to December 31, 2024; (b) providing that interest payments will be paid in shares of common stock of the Company instead of cash on each of the following dates (or if any such date is not a business day, the next following business day), except upon the occurrence of an Event of Default (as defined in the Amended and Restated Bridge Loans), in which case interest will accrue and be paid in cash on demand: (i) November 16, 2023; (ii) December 31, 2023; (iii) March 31, 2024; (iv) June 30, 2024; (v) September 30, 2024; and (v) December 31, 2024; and (c) providing that if the Senior Secured Revolver (as defined in the Amended and Restated Bridge Loans) is terminated for any reason, Empire North Dakota will not directly or indirectly, enter into, create, incur, assume or suffer to exist any secured Debt (as defined in the Amended and Restated Bridge Loans) of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom without the prior written consent of the Investors.

For a description of any material relationship between the Company and the Investors, see the Company’s definitive proxy statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 1, 2023.

The foregoing summary of the Amended and Restated Bridge Loans is qualified in its entirety by reference to the full terms and conditions of the Amended and Restated Promissory Notes constituting the Amended and Restated Bridge Loans, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit Number	Description
10.1	Empire North Dakota LLC Amended and Restated Promissory Note Due December 31, 2024 in the original aggregate principal amount of $5.0 million in favor of Phil Mulacek.
10.2	Empire North Dakota LLC Amended and Restated Promissory Note Due December 31, 2024 in the original aggregate principal amount of $5.0 million in favor of Energy Evolution Master Fund, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: November 9, 2023	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President and Chief Executive Officer

3